UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012

WORLD HEART CORPORATION

(Exact name of registrant as specified in its charter)

 Delaware
(State or other jurisdiction of incorporation)

000-28882 (Commission File Number)	52-2247240 (IRS Employer Identification No.)

4750 Wiley Post Way, Suite 120
Salt Lake City, Utah 84116
(Address of principal executive offices, including Zip Code)

(801) 355-6255

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 30, 2012, World Heart Corporation, a Delaware corporation (the “World Heart”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the announcement of its entry into an acquisition agreement with HeartWare International, Inc., a Delaware corporation (“HeartWare”). Due to a printer error, the Original Report was incorrectly filed under Item 1.01 of Form 8-K rather than Item 8.01of Form 8-K and did not include certain information required under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. This Current Report on Form 8-K/A is being filed to amend and restate the Original Report in its entirety.

Item 8.01	Other Events.

On March 29, 2012, World Heart and HeartWare announced that World Heart, HeartWare and Ocean Acquisition Holding Inc., a Delaware corporation and an indirect wholly owned subsidiary of HeartWare, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of March 29, 2012, relating to the acquisition of World Heart by HeartWare (the “Merger”). A copy of the joint press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K,that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements are generally identifiable by the use of the words “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans”, “target”, “goal” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of HeartWare and World Heart. There can be no assurances that the Merger will be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: economic, business, competitive, and/or regulatory factors affecting the businesses of HeartWare and World Heart generally, including those set forth in the filings of HeartWare and World Heart with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. HeartWare and World Heart undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Important Additional Information

HeartWare will file a Registration Statement on Form S-4 containing a proxy statement/prospectus and other documents concerning the proposed Merger and World Heart will file a proxy statement and other documents concerning the Merger, in each case with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by HeartWare and World Heart with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus and other documents may also be obtained for free by contacting HeartWare Investor Relations by e-mail at enquiries@heartware.com.au or by telephone at 781.739.0864 or by contacting World Heart Investor Relations by e-mail at investors@worldheart.com or by telephone at 801.355.6255.

HeartWare, World Heart and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to HeartWare’s Investors page on its corporate web site at www.heartware.com. Information concerning World Heart’s directors and executive officers is set forth in World Heart’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to World Heart’s Investors page on its corporate web site at www.worldheart.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Merger, and a description of their direct and indirect interests in the proposed Merger, which may differ from the interests of HeartWare stockholders or World Heart stockholders, generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of World Heart Corporation and HeartWare International, Inc., dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD HEART CORPORATION

Date: March 30, 2012	By:	/S/ Morgan R. Brown
Morgan R. Brown Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of World Heart Corporation and HeartWare International, Inc., dated March 29, 2012.